UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Mural Oncology plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MURAL ONCOLOGY PLC

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

NOTICE OF 2024 ANNUAL GENERAL MEETING

To Be Held on Thursday, May 30, 2024

Dear Shareholder:

You are cordially invited to the 2024 Annual General Meeting (the “AGM”) of Mural Oncology plc (the “Company” or “Mural”). The AGM will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on Thursday, May 30, 2024 at 2:00 p.m. Irish Standard Time to consider and vote on the following matters:

1.
To elect, by separate resolutions, the five director nominees named in this proxy statement to the board of directors, to serve until the Company’s 2025 annual general meeting;
2.
To ratify, in a non-binding advisory vote, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independent auditor’s remuneration; and
3.
To consider and act on such business as may properly come before the AGM or any adjournment or postponement thereof.

Proposals 1 and 2 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting.

Only shareholders of record as of the close of business on April 1, 2024 are entitled to receive notice of and to vote at the AGM.

Whether or not you expect to attend the AGM in person, we encourage you to cast your vote promptly so that your shares will be represented and voted at the meeting. In order to attend the AGM in person, you must identify yourself at the AGM as a shareholder as of April 1, 2024 and produce a government issued photo identification. If you are a record owner, possession of a copy of a proxy card will be adequate evidence of ordinary share ownership. If you are a beneficial (but not record) owner, a copy of an account statement from your bank, broker or other nominee showing shares held for your benefit on April 1, 2024 will be adequate evidence of ordinary share ownership.

If you are a shareholder entitled to attend and vote at the AGM, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy need not be a shareholder of the Company. If you wish to appoint as proxy any person other than the individuals specified on the proxy card to attend and vote at the AGM on your behalf, please contact our Company Secretary at our registered office or deliver to the Company Secretary at our registered office a proxy card in the form set out in Section 184 of the Irish Companies Act 2014. Your nominated proxy must attend the AGM in person in order for your votes to be cast.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites shareholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our AGM. We encourage all shareholders to attend the AGM. However, whether or not you plan to attend the AGM, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options, and the deadlines applicable to voting and appointing a proxy, described in the proxy statement.

During the AGM, management will also present the Irish statutory financial statements for the year ended December 31, 2023, and the reports of the directors and the independent auditor and accounting firm thereon. There is no requirement under Irish law that the Irish statutory financial statements be approved by shareholders, and no such approval will be sought at the AGM.

By Order of the Board of Directors,

Maiken Keson-Brookes

Company Secretary

Waltham, Massachusetts

April 12, 2024

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting to be Held on May 30, 2024: The proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.ProxyVote.com. These documents are also available to any shareholder who wishes to receive a paper copy by calling 1-800-579-1639, visiting www.ProxyVote.com or emailing sendmaterial@proxyvote.com or by writing to our Company Secretary at Mural Oncology plc, 852 Winter Street, Waltham, Massachusetts 02451, Attention: Company Secretary. Any requests for a paper copy of these documents should be received by May 16, 2024, in order to ensure timely delivery.

The Company’s Irish statutory financial statements for the year ended December 31, 2023, including the related reports thereon, will be available no later than May 8, 2024 on the Financials and Filings page of the Investors section of our website at http://ir.muraloncology.com. Shareholders may obtain a paper copy of these statements and reports free of charge by writing to our Company Secretary at Mural Oncology plc, 852 Winter Street, Waltham, Massachusetts 02451, Attention: Company Secretary. Any request for a paper copy of these documents should be received by May 16, 2024 in order to ensure timely delivery.

MURAL ONCOLOGY PLC

852 Winter Street

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

PROXY STATEMENT

2024 ANNUAL GENERAL MEETING

To Be Held on Thursday, May 30, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about our 2024 Annual General Meeting (the “AGM”). The meeting will be held on Thursday, May 30, 2024 at 2:00 p.m. Irish Standard Time. The AGM will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

Except where the context otherwise requires, references to “Mural,” “the Company,” “we,” “us,” “our” and similar terms refer to Mural Oncology plc. We were previously a business segment of Alkermes plc (“Alkermes”), prior to our separation into a standalone publicly-traded company on November 15, 2023 (the “Separation”). References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

This proxy statement and proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the AGM and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions, your proxy will be voted in accordance with the recommendations of our board of directors. We are making this proxy statement, the related proxy card and our annual report to shareholders for the fiscal year ended December 31, 2023 (our “2023 Annual Report”), available to shareholders for the first time on or about April 12, 2024.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (“SEC”), except for exhibits, will be furnished without charge to any shareholder upon written or oral request to Mural Oncology plc, 852 Winter Street, Waltham, Massachusetts 02451 or by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.ProxyVote.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov. Any request for a paper copy of these documents should be received by May 16, 2024 in order to ensure timely delivery.

The Company’s Irish statutory financial statements for the year ended December 31, 2023, including the related reports thereon, will be available no later than May 8, 2024 on the Financials and Filings page of the Investors section of our website at http://ir.muraloncology.com. Shareholders may obtain a paper copy of these statements and reports free of charge by writing to our Company Secretary at Mural Oncology plc, 852 Winter Street, Waltham, Massachusetts 02451, Attention: Company Secretary. Any request for a paper copy of these documents should be received by May 16, 2024 in order to ensure timely delivery.

IMPORTANT INFORMATION ABOUT THE AGM AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the AGM to be held on May 30, 2024 at 2:00 p.m. Irish Standard Time,

including at any adjournments or postponements of the meeting. As a holder of ordinary shares as of the close of business on April 1, 2024, you are invited to attend the AGM and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with SEC rules, and as permitted by our Constitution, we have elected to provide access to our proxy materials, including this proxy statement and our 2023 Annual Report, over the Internet. Accordingly, we plan to send a Notice Regarding the Availability of Proxy Materials (the “Notice”), to our shareholders of record entitled to vote at the AGM with instructions for accessing the proxy materials. We plan to mail the Notice on or about April 12, 2024 to all shareholders entitled to vote at the AGM.

All shareholders entitled to vote at the AGM will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.ProxyVote.com. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request a paper copy of the proxy materials by calling 1-800-579-1639, visiting www.ProxyVote.com or emailing sendmaterial@proxyvote.com. Any requests for a paper copy of the proxy materials should be received by May 16, 2024, in order to ensure timely delivery.

The Notice also identifies the date, time and location of the AGM; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where shareholders can request to receive, free of charge, a paper or e-mail copy of the proxy statement, our 2023 Annual Report, our Irish Statutory Financial Statements and a form of proxy card relating to the AGM; and information on how to access and vote the form of proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the AGM, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote in person, over the Internet or by telephone or by requesting and returning a printed proxy card. The Notice also provides instructions on how to attend the AGM.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q. What is the purpose of the AGM?

A. At the AGM, shareholders will consider and vote on the following matters:

(1)
To elect, by separate resolutions, the five director nominees named in this proxy statement to the board of directors, to serve until the Company’s 2025 annual general meeting (Proposal No. 1).
(2)
To ratify, in a non-binding advisory vote, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independent auditor’s remuneration (Proposal No. 2).
(3)
The transaction of any other business that may properly come before the AGM or any adjournment or postponement thereof.

Q. How do I attend the AGM in person?

A. We will host the AGM at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. In order to attend the AGM in person, you must identify yourself at the AGM as a shareholder as of April 1, 2024 and produce a government issued photo identification. If you are a record owner, possession of a copy of a proxy card will be adequate evidence of ordinary share ownership. If you are a beneficial (but not record) owner, a copy of an account statement from your bank, broker or other nominee showing shares held for your benefit on April 1, 2024 will be adequate evidence of ordinary share ownership. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email.

Q. Who can vote?

A. Only shareholders of record at the close of business on April 1, 2024, the record date for the AGM, are entitled to vote at the AGM. As of the record date, there were 16,922,550 ordinary shares outstanding. Ordinary shares is our only class of shares outstanding.

Q. How many votes do I have?

A. Each ordinary share that you own as of the record date, April 1, 2024, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet: To vote over the Internet prior to the AGM, please go to the following website: www.ProxyVote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 29, 2024 to be counted.
(2)
By Telephone: To vote by telephone, please call 1-800-690-6903, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 29, 2024 to be counted.
(3)
By Mail: To vote by mail, you must request printed proxy materials, including a proxy card, and complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone. Your proxy card must be received by 11:59 p.m. Eastern Daylight Time on May 29, 2024 to be counted.
(4)
In Person During the AGM: If you attend the AGM, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, brokerage firm or other nominee, then you are deemed to be the beneficial owner of your shares and the bank, brokerage firm or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting instructions, should have been forwarded to you by the bank, brokerage firm or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, brokerage firm or other nominee provides you. Many brokerage firms solicit voting instructions over the Internet or by telephone.

You are welcome to attend the AGM if your shares are held in street name, however, you must also obtain a legal proxy executed in your favor from the holder of record (i.e., your bank, brokerage firm or other nominee) to vote shares held in street name in-person at the meeting. A legal proxy is not the form of proxy included with this proxy statement. If you hold your shares in “street name,” you must request a legal proxy from your bank, brokerage firm or other nominee to vote in-person at the AGM.

Q. Can I change my vote?

A. If you are the “record holder” of your shares, you may revoke your proxy and change your vote by following one of the below procedures:

(1)
Vote over the Internet or by telephone as instructed above under “Over the Internet” and “By Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Daylight Time, on May 29, 2024.
(2)
Sign and complete a new proxy card (in the form furnished to you or in the form set out in Section 184 of the Irish Companies Act) and send it by mail in the postage prepaid envelope provided. Your proxy card must be received no later than May 29, 2024 to be counted. Only your latest dated proxy card will be counted.
(3)
Attend the AGM in person and vote as instructed, which will have the effect of revoking any previously submitted proxy. Attending the AGM alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.
(4)
Give our Company Secretary written notice before the meeting that you want to revoke your proxy. Such written notice should be sent to Mural Oncology plc, Attention: Company Secretary, 852 Winter Street, Waltham, Massachusetts 02451.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee and following their instructions. You may also vote in-person at the AGM, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy as described in the answer to the question “How do I vote?” above.

Attending the AGM alone will not revoke your proxy.

Q. Will my shares be voted if I do not return my proxy?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or in person at the AGM.

If your shares are held in “street name,” your brokerage firm may under certain circumstances vote your shares if you do not return your voting instructions. Brokerage firms can vote customers’ unvoted shares on discretionary matters, but they are not allowed to vote your shares with respect to certain non-discretionary items. If you do not return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1, the election of five directors, is not considered a discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm may not vote your shares with respect to this proposal and your shares instead will be counted as “broker non-votes” with respect to this proposal. “Broker non-votes” occur when your bank, brokerage firm or other nominee submits a proxy for your shares (because the bank, brokerage firm or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, brokerage firm or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Proposal No. 2, the ratification of the selection of PricewaterhouseCoopers

LLP as our independent auditor for the fiscal year ending December 31, 2024 and the authorization of our board of directors, acting through the audit committee, to set the independent auditor’s remuneration, is considered a discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your brokerage firm or other nominee. This ensures that your shares will be voted at the AGM according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions.

Q. How many shares must be represented to hold the AGM?

A. A quorum is needed to hold a valid AGM. A quorum will be present if two or more shareholders present in person or by proxy holding not less than a majority of our ordinary shares issued and outstanding and entitled to vote as of the record date are present at the AGM either in person or as represented by proxy. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are counted as broker non-votes. If a quorum is not present, we expect to adjourn the AGM until we obtain a quorum.

The presence at the AGM, in-person or by proxy, of holders representing a majority of our issued and outstanding ordinary shares as of the record date, April 1, 2024, or approximately 8,461,276 shares, constitutes a quorum at the meeting and permits us to conduct the business of the meeting.

Q. What vote is required to approve each matter and how are votes counted?

A. Proposal No. 1—Election of Directors (Ordinary Resolution)

A nominee will be elected as a director at the AGM if the nominee receives FOR votes representing a majority of the votes cast in person or by proxy at the meeting. You may:

•
vote FOR all nominees;

•
vote FOR a particular nominee or nominees and AGAINST the other nominees;

•
vote AGAINST all nominees; or

•
ABSTAIN.

Shares that abstain from voting and broker-non votes will not be included in the vote tally for the election of directors and will not affect the results of the vote. The affirmative vote of a majority of the votes cast in person or by proxy with respect to each nominee to serve as a director is required for the election of each nominee. If the proposal for the election of a director nominee does not receive the required majority of the votes cast, then the director will not be elected. If the number of directors is reduced below the minimum prescribed by the board of directors in accordance with our Constitution due to the failure of any persons nominated to be directors to be elected, then in those circumstances, the nominee or nominees who receive the highest number of FOR votes shall be elected in order to maintain the prescribed minimum number of directors and each such director shall remain a director (subject to the provisions of the Irish Companies Acts and our Constitution) only until the conclusion of the next annual general meeting of the Company unless such director is re-elected by the shareholders during such meeting.

Proposal No. 2—Ratification of Selection of Independent Auditor (Ordinary Resolution)

The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter is required to ratify, in a non-binding advisory vote, the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2024 and to authorize, in a binding vote, our board of directors to set the remuneration of PricewaterhouseCoopers LLP as our independent auditor. Shares that abstain from voting and broker-non votes, if any, will not be counted as votes cast on this matter and, as a result, will have no effect on the outcome of Proposal No. 2.

Irish Statutory Financial Statements

There is no requirement under Irish law that the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2023, or the directors’ and auditor’s reports thereon, be approved by the shareholders, and no such approval will be sought at the AGM.

Q. How does the board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

•
FOR the election, by separate resolutions, of each of the five director nominees named in this proxy statement to serve on the board of directors until the Company’s 2025 annual general meeting; and
•
FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2024 and the authorization of our board of directors, acting through the audit committee, to set the independent auditor’s remuneration.

Q. Are there other matters to be voted on at the AGM?

A. We do not know of any matters that may come before the AGM other than the election of our directors and the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2024. If any other matters are properly presented at the AGM, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q. How can I find out the results of the voting at the AGM?

A. Preliminary voting results will be announced at the AGM. Final voting results will be tallied by the inspector of election and published in a current report on Form 8-K to be filed with the SEC within four business days after the AGM.

Q. How and when may I submit a shareholder proposal, including a shareholder nomination for director for the 2025 annual general meeting?

A. Shareholders wishing to suggest a candidate for director should write to our Company Secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2025 annual general meeting, the recommendation should be received by our Company Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Shareholder Proposals for our 2025 Annual General Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials and information with respect to the shareholder or group of shareholders making the recommendation, including the number of ordinary shares owned by such shareholder or group of shareholders, as well as other information required by our amended and restated memorandum and articles of association (together, our “Constitution”) and SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. No additional compensation is paid to our directors, officers and other employees for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

Q. Whom should I contact if I have any questions?

A. If you have any questions about the AGM or your ownership of our ordinary shares, please contact Mural Investor Relations at 852 Winter Street, Waltham, MA 02451, telephone: 781-614-0100, e-mail: ir@muraloncology.com.

Implications of Being an “Emerging Growth Company” and a “Smaller Reporting Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and may remain an emerging growth company until December 31, 2028 or until such earlier time as we have more than $1.235 billion in annual revenue, we become a “large accelerated filer” under SEC rules, or we issue more than $1 billion of non-convertible debt over a three-year period. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all of these exemptions until such time as we are no longer an emerging growth company. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We are also a “smaller reporting company,” meaning that the market value of our shares held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our shares held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our shares held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors currently consists of five members. Based upon the recommendation of the nominating and corporate governance committee, our board of directors has nominated each of Susan Altschuller, Francis Cuss, Benjamin Hickey, Scott Jackson and Caroline Loew for election as directors to serve until our 2025 annual general meeting. Each of the director nominees is presently a director and has indicated a willingness to continue to serve as a director, if elected. Unless otherwise instructed, proxies will be voted for the director nominees. In the event that any of the director nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Information Regarding Directors

The following paragraphs provide biographical information as of April 1, 2024, including principal occupation and business experience during the last five years, for each director nominee.

Information about the number of ordinary shares beneficially owned by each nominee for director appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers or directors, including each nominee for director.

Susan Altschuller, Ph.D., MBA, 42, has served as a member of our board of directors since November 2023. Dr. Altschuller has served as the Chief Financial Officer of Cerevel Therapeutics, Inc. (“Cerevel”), a publicly traded clinical-stage biopharmaceutical company, since May 2023. Prior to joining Cerevel, Dr. Altschuller was Chief Financial Officer of ImmunoGen, Inc. (“ImmunoGen”), a publicly traded biopharmaceutical company, from July 2020 to December 2022. Before ImmunoGen, Dr. Altschuller worked at Alexion Pharmaceuticals, Inc., a global biopharmaceutical company, where she served as Head of Enterprise Finance from April 2020 to July 2020 and Head of Investor Relations from January 2018 to April 2020. From August 2016 to January 2018, Dr. Altschuller was Head of Investor Relations at Bioverativ Inc., a multinational biotechnology company created from a separation of Biogen Inc.’s (“Biogen”) global hemophilia business. Early in her career, Dr. Altschuller held positions at Biogen in various functions of increasing responsibility, including investor relations, corporate finance, and commercial finance. Dr. Altschuller holds a Ph.D. in Biomedical Engineering from the Illinois Institute of Technology, an MBA from the Massachusetts Institute of Technology’s Sloan School of Management, and a BSE in Biomedical Engineering from Tulane University. Dr. Altschuller also serves as a director of Vestaron Corporation, a privately held agricultural biotechnology company, and is a founding member of the HNRNP Family Foundation. We believe that Dr. Altschuller is qualified to serve on our board of directors because of her experience as a senior executive in large publicly held biopharmaceutical companies.

Francis Cuss, M.B., B.Chir., FRCP, 69, has served on our board of directors since November 2023. Dr. Cuss is currently retired from full-time operational roles. Previously, he served as the Executive Vice President, Chief Scientific Officer, and Head of Research and Development of Bristol Myers Squibb Co., a publicly traded multinational pharmaceutical company, from July 2013 to March 2017 and as the Senior Vice President and Head of Research from April 2010 to June 2013. From November 2017 to December 2019, Dr. Cuss served as an advisor to Biogen and as an advisor to Seres Therapeutics, Inc., a publicly traded microbiome therapeutics company, from September 2022 to May 2023. Since September 2017, Dr. Cuss has served on the board of directors of Novo Holdings A/S, a life sciences holding and investment company. Dr. Cuss previously served on the board of directors of Rubius Therapeutics Inc., a public biopharmaceutical company, from January 2018 to January 2023 and on the board of directors of Glympse from July 2019 to April 2023. Dr. Cuss received a B.A. and M.A. in natural sciences and an M.B., B.Chir. in medicine from Cambridge University. We believe that Dr. Cuss’ broad experience in pharmaceutical research, clinical development, and executive management within globally-operating biopharmaceutical companies make him qualified to serve on our board of directors.

Benjamin Hickey, MBA, 49, has served on our board of directors since November 2023. Since March 2024, Mr. Hickey has served as president of RayzeBio, Inc., a Bristol Myers Squibb (“BMS”) company, where he is responsible for all aspects of research, development and commercialization. He also sits on the executive leadership team of BMS, while continuing to serve as the head of Mirati Therapeutics, Inc. (“Mirati”) a BMS company. From January 2020 to March 2024, Mr. Hickey served as the executive vice president, chief commercial officer of Mirati, a commercial-stage publicly traded oncology company, where he oversaw all aspects of global commercialization, including pricing and access, sales and marketing, medical affairs, portfolio planning, patient advocacy, corporate strategy and business development. Prior to Mirati, Mr. Hickey served as senior vice president and chief commercial officer of Halozyme Therapeutics, Inc., a publicly traded biotechnology company, responsible for global commercial strategy for the company’s oncology portfolio from September 2018 to January 2020. He spent 17 years in roles of increasing responsibility at BMS, including vice president of marketing, immuno-oncology, where he oversaw the commercialization of YERVOY® and OPDIVO®, from August 2014 to August 2016, and General Manager UK & Ireland from August 2016 to September 2018. Mr. Hickey served on the board of directors of Surface Oncology, Inc., a publicly traded clinical-stage immuno-oncology company, from December 2021 to September 2023, when it was acquired by Coherus BioSciences. Mr. Hickey received his B.S. in Sports Management and MBA degrees from St. John’s University in New York. We believe that Mr. Hickey is qualified to serve as a member of our board of directors because of his extensive commercial knowledge and leadership experience in the life sciences industry.

Scott Jackson, MBA, 59, has served as the chairman of our board of directors since November 2023. Mr. Jackson served as chief executive officer and as a member of the board of directors of Celator Pharmaceuticals, Inc. ("Celator"), a publicly traded biopharmaceutical company, from April 2008 until July 2016, when the company was acquired by Jazz Pharmaceuticals plc. Prior to his role as chief executive officer, Mr. Jackson served as head of commercial development at Celator from September 2007 until April 2008. Mr. Jackson has more than thirty years of corporate leadership experience in the pharmaceutical and biotechnology industry and has held positions of increasing responsibility in sales, marketing and commercial development at Eli Lilly & Company, SmithKline Beecham plc, ImClone Systems Incorporated, Centocor Inc., a division of Johnson & Johnson, Eximias Pharmaceutical Corporation and YM BioSciences Inc. Mr. Jackson has served as a member of the boards of directors of MacroGenics, Inc., a publicly traded biopharmaceutical company, since January 2017, GlycoMimetics, Inc., a publicly traded clinical-stage biotechnology company, since November 2018, and Spero Therapeutics, Inc., a publicly traded biopharmaceutical company, since April 2020, and currently serves on the audit committee of each of these public companies. Mr. Jackson also serves on the board of directors of Philabundance, a non-profit organization addressing food insecurity in the Philadelphia region. Mr. Jackson holds a B.S. in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from the University of Notre Dame. We believe that Mr. Jackson's executive leadership and director roles with publicly traded biopharmaceutical and biotechnology companies, as well as his extensive commercial development and life sciences industry knowledge qualifies him to serve on our board of directors.

Caroline Loew, Ph.D., 53, has served as a member of our board of directors since August 2023 and as our chief executive officer since November 2023. Prior to the Separation, Dr. Loew served in an advisory role for Alkermes from June 2023 through November 2023. Dr. Loew served as the president and chief executive officer of Glympse Bio, Inc. (“Glympse”), a privately held biotechnology company, from November 2018 to August 2022 and as a strategic advisor to Glympse from August 2022 to October 2022. Prior to Glympse, Dr. Loew was vice president, head of research and development strategy and planning at BMS, a publicly traded multinational pharmaceutical company, from December 2015 to October 2018, where she led portfolio strategy and operations. Dr. Loew earned her Ph.D. in Organic Chemistry and B.Sc. in Chemistry from Imperial College London. We believe that Dr. Loew is qualified to serve as our chief executive officer and as a member of our board of directors because of her extensive scientific and industry knowledge with respect to the biotechnology and pharmaceutical industries.

The text of the resolutions with respect to Proposal 1 is as follows:

“IT IS RESOLVED, by separate resolutions to re-elect the following five director nominees for a term expiring on completion of the 2025 Annual General Meeting:

1.
Susan Altschuller, Ph.D., MBA;
2.
Francis Cuss, M.B., B.Chir., FRCP;
3.
Benjamin Hickey, MBA;
4.
Scott Jackson, MBA; and
5.
Caroline Loew, Ph.D.”

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF DR. ALTSCHULLER, DR. CUSS, MR. HICKEY, MR. JACKSON AND DR. LOEW TO SERVE UNTIL THE 2025 ANNUAL GENERAL MEETING.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The audit committee has selected PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2024. Our board of directors has directed that management submit the ratification, in a non-binding advisory vote, of the selection of the independent auditor and the authorization, in a binding vote, of the board of directors, acting through the audit committee, to set the independent auditor’s remuneration, to the shareholders at the AGM. PricewaterhouseCoopers LLP has served as our independent auditor since the completion of the Separation in November 2023. Representatives of PricewaterhouseCoopers LLP are expected to be present by phone at the AGM, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Independent Auditor, Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP billed to us for the year ended December 31, 2023, the first year in which we operated as an independent public company. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below. Prior to the Separation, Alkermes paid any audit, audit-related, tax or other fees related to our business.

Year Ended December 31, 2023
Audit Fees (1)	$925,127
Tax Fees (2)	11,200
All Other Fees (3)	2,000
Total	$938,327

(1)
“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements included in our annual reports on Form 10-K, the review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q, statutory audits, and other professional services provided in connection with regulatory filings or engagements including consents issued in connection with registration statement filings.
(2)
“Tax Fees” consists of fees for tax compliance and tax advisory services other than those related to the audit of our annual consolidated financial statements.
(3)
“All Other Fees” consists of fees for access to online accounting research software.

Pre-Approval Policies and Procedures

Our Board of Directors has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre -approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. During our 2023 fiscal year, all of the services provided by PricewaterhouseCoopers LLP were pre-approved by our audit committee.

The text of the resolution with respect to Proposal 2 is as follows:

“IT IS RESOLVED, to ratify, on a non- binding, advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent auditor of Mural Oncology plc and to authorize, in a binding vote, the Audit Committee to set the auditor’s remuneration.”

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION, IN A NON-BINDING ADVISORY VOTE, OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 AND THE AUTHORIZATION, IN A BINDING VOTE, OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE INDEPENDENT AUDITOR’S REMUNERATION.

CORPORATE GOVERNANCE

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters for all committees and our code of business conduct and ethics are available on the “Investors & News” section of our website, www.muraloncology.com. We will also provide copies of these documents, free of charge, to any shareholder upon written request to Mural Investor Relations, Mural Oncology plc, 852 Winter Street, Waltham, MA 02451, telephone: 781-614-0100, email: ir@muraloncology.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Mural and our shareholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

•
our board’s principal responsibility is to oversee the management of Mural;
•
a majority of the members of our board shall be independent directors;
•
directors have full and free access to management and, as necessary and appropriate, independent advisors;
•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
•
our board will periodically conduct a self-evaluation to determine whether it is functioning effectively.

Director Independence

The rules of the Nasdaq Stock Market (“Nasdaq”), require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Caroline Loew, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Loew is not an independent director under these rules because she is an executive officer of our company.

Board Leadership Structure

Currently, the roles of chairman of our board of directors and chief executive officer are separated. Scott Jackson is the chairman of our board of directors and Caroline Loew is our chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing our chairman of the board to lead the board of directors in providing advice to, and independent oversight of, our management. While our Constitution and corporate governance guidelines do not require that the chairman of our board of directors and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Board’s Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the caption “Risk Factors” in our 2023 Annual Report. Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. Our board of directors oversees our risk management processes directly and through its committees, which address risks inherent in their respective areas of oversight. Our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our scope, operations and business objectives. Our management is responsible for risk management on a day-to-day basis and our board and its committees oversee the risk management activities of management. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Maiken Keson-Brookes, our Chief Legal Officer, serves as our chief compliance officer and reports to our chief executive officer.

Our board of directors satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. This enables our board of directors to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee may have responsibility.

Our audit committee oversees risk management activities related to financial, accounting and financial statement risk, as well as enterprise risk, including financial, operational, privacy, security, cybersecurity, competition, legal, regulatory, hedging and accounting risk exposures. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our regular board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. We also engage outside advisors and experts to assist in the risk assessment process, to provide information to inform decision making and to identify trends and changes in the industry and overall business environment. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Director Nomination Process

Director Qualifications

Our board of directors has established certain minimum general criteria for director nominees recommended by our nominating and corporate governance committee. While there is no requirement that an acceptable candidate fully satisfy all of these criteria, our board of directors believes that director candidates should have the following minimum qualifications:

•
high standards of personal and professional integrity and ethics;
•
proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•
skills that are complementary to those of members of the existing board of directors;
•
the ability to assist and support management and make significant contributions to our success; and
•
an understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

A nominees’ background, including prior experience and knowledge of the life sciences industry, and the value of diversity on our board of directors is also considered by our board of directors and the nominating and corporate governance committee when evaluating director nominees. Our board of directors has not adopted a formal policy with respect to diversity, but believes that diversity (including diversity of professional experience, social and economic background, gender, race, ethnicity, age, sexual orientation and gender identity) in its membership is important to serving the long-term interests of our shareholders. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations and meetings from time to time to evaluate biographical information and background material relating to potential candidates. Final candidates, if other than our current directors, are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

The nominating and corporate governance committee may use a third-party search firm to identify director candidates in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Shareholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of our ordinary shares beneficially owned by the shareholder making the recommendation, and certain other information as set forth in our Constitution, to Mural Oncology plc, Attention: Company Secretary, 852 Winter Street, Waltham, MA 02451. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in the section below entitled “Shareholder Proposals for our 2025 Annual General Meeting,” the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above. If the board of directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual general meeting. Shareholders also have the right under our Constitution to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Shareholder Proposals for our 2025 Annual General Meeting.”

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address: Mural Oncology plc, 852 Winter Street, Waltham, MA 02451.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of our board of directors or the chair of the nominating and corporate governance committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

The audit committee oversees the procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing or other compliance matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or other compliance matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-833-305-2302.

Board Diversity Matrix

In accordance with Nasdaq's Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below.

Board Diversity Matrix (As of April 12, 2024)
Total Number of Directors	5
Part I: Gender Identity	Female	Male
	2	3
Part II: Demographic Background
White	2	3

Board Meetings and Attendance

Our board of directors met eight times during the year ended December 31, 2023 following the Separation, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which he or she served.

Director Attendance at AGM

Our directors are encouraged to attend our annual general meeting.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operate under a charter approved by our board of directors. Each committee was established in connection with, and at the time of, the Separation. Each committee’s charter is posted on the “Investors & News” section of our website, www.muraloncology.com.

Audit Committee

Our audit committee met one time during the year ended December 31, 2023 following the Separation. The members of our audit committee are Susan Altschuller, Francis Cuss and Scott Jackson. Mr. Jackson has informed us that he intends to serve on no more than three public company audit committees by the end of the second quarter of 2024. Dr. Altschuller is the chair of the audit committee. Our board of directors has determined that Susan Altschuller is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee’s responsibilities include:

•
appointing and approving the compensation, subject to shareholder approval at annual general meeting, and assessing the independence of our independent auditor;
•
pre-approving audit services and permissible non-audit services, and the terms of such services, to be provided by our independent auditor;
•
reviewing the overall audit plan with our independent auditor and the members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent auditor our annual and our quarterly financial statements, related disclosures and critical accounting policies and practices;
•
coordinating the oversight and reviewing the adequacy of our internal controls over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related and other compliance complaints and concerns;

•
recommending, based upon its review and discussions with management and our independent auditor, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
overseeing our risk assessment and risk management, including with respect to privacy, security and cybersecurity;
•
preparing the report of the audit committee required by SEC rules to be included in our annual proxy statement; and
•
reviewing all related person transactions for potential conflict of interest situations and approving any such transactions.

Compensation Committee

Our compensation committee met one time during the year ended December 31, 2023 following the Separation. The members of our compensation committee are Francis Cuss, Scott Jackson and Benjamin Hickey. Dr. Cuss is the chair of the compensation committee. We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our compensation committee’s responsibilities include:

•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and, based on such evaluation, reviewing and recommending to the board of directors the cash compensation of, and grants and awards to our chief executive officer under equity-based plans;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation, philosophy and policies;
•
overseeing and administering our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in applicable Nasdaq listing rules;
•
reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;
•
reviewing and recommending to the board of directors the compensation of our non-employee directors;
•
reviewing and approving, or making recommendation to our board of directors with respect to, the implementation or revision of any compensation recovery policies, as well as overseeing the administration of such policies;
•
preparing our compensation committee report if and when required by SEC rules for inclusion in our annual proxy statement and/or in our Annual Report on Form 10-K;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee held no meetings during the year ended December 31, 2023 following the Separation. The members of our nominating and corporate governance committee are Benjamin Hickey and Susan Altschuller. Mr. Hickey is the chair of the nominating and corporate governance committee. We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating director candidates, including nominees recommended by shareholders;
•
reviewing the composition of the board of directors to assess whether it is composed of members containing the appropriate skills and expertise to advise the company;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•
overseeing the evaluation of our board of directors, including its committees.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is or has been a current or former officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving on our board of directors or our compensation committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that sets forth standards applicable to the company and our subsidiaries, and our directors, officers and employees. This code is available on the “Investors & News” section of our website, www.muraloncology.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we expect to disclose the nature of such amendment or waiver on our website.

Compensation Recovery Policy

We have adopted a Compensation Recovery Policy (the “Clawback Policy”) that covers incentive compensation paid to our current or former executive officers that are subject to the reporting requirements of Section 16 of the Exchange Act. The Clawback Policy is administered by our Compensation Committee. The Clawback Policy provides that, subject to the limited exceptions set forth in the Clawback Policy, if we are required to prepare an accounting restatement, each covered executive must repay to us any excess compensation received by the covered executive after the effective date of the Separation and during the three completed fiscal years preceding the Restatement Date (as defined below) that was in excess of the amount that such covered executive would have received had such incentive compensation been calculated based on the financial results reported in the restated financial statements. For purposes of the Clawback Policy, Restatement Date means the earlier of (i) the date we conclude, or reasonably should have concluded, that we are required to prepare the financial restatement or (ii) the date a court, regulator, or other legally authorized body directs us to prepare the financial restatement. The recovery of such compensation applies regardless of whether an executive engaged in misconduct or otherwise caused or contributed to the requirement for the accounting restatement.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers and directors, as well as certain of their family members and related entities, from engaging in short sales of our securities or purchases or sales of puts, calls or other derivative securities based on our securities or other transactions that are designed to hedge or offset any decrease in the market value of our securities.

Director Compensation

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a chair of one of our standing committees, during the year ended December 31, 2023. Caroline Loew, our chief executive officer, is also a member of our board of directors, but she did not receive any additional compensation for service as a director. Dr. Loew’s compensation as an executive officer is set forth below under “—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Share Awards ($)	Option Awards ($)(1)	Total ($)
Susan Altschuller	20,164	—	38,551	58,715
Francis Cuss	20,079	—	38,551	58,630
Benjamin Hickey	13,238	—	38,551	51,789
Scott Jackson	27,416	—	38,551	65,967

(1) The amounts reported represent the aggregate grant date fair value of stock options awarded in 2023, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value are set forth in Note 6 to our audited consolidated financial statements included in our 2023 Annual Report. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the ordinary shares underlying such stock options. As of December 31, 2023, each of Dr. Altschuller, Dr. Cuss, Mr. Hickey and Mr. Jackson held 15,021 ordinary shares subject to outstanding option awards.

Effective as of the completion of the Separation, each non-employee director received an option to purchase 15,021 ordinary shares under our 2023 Stock Option and Incentive Plan (the “2023 Plan”). Each of these options vests over three years in 12 equal quarterly installments until all shares are vested on the third anniversary of the date of grant, subject to the non-employee director’s continued service as a director.

Non-Employee Director Compensation Program

In November 2023 and effective upon the completion of the Separation, our board of directors approved a non-employee director compensation program. The non-employee director compensation program is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under this director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receives higher retainers for such service. These fees are payable in arrears in four equal quarterly installments, provided that the amount of such payment is prorated based on the number of actual days served by the director during such calendar quarter. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which they serve.

2023 Non-Employee Director Compensation Program

Under our non-employee director compensation program for 2023, the cash fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director was a member were as follows:

	Member Annual Fee	Chair Additional Annual Fee
Board of Directors	$40,000	$30,000
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	5,000	5,000

In addition, under our director compensation program, each non-employee director receives, upon his or her initial election or appointment to our board of directors, an option to purchase a number of ordinary shares equal to 0.09% of the number of ordinary shares outstanding on the grant date, which will vest in equal quarterly installments over three years from the date of grant, subject to the non-employee director’s continued service as a director. Further, on the date of our annual general meeting, each continuing non-employee director that has served on our board of directors for at least three months, other than a director receiving an initial award, will receive an option to purchase a number of ordinary shares equal to 0.05% of the number of ordinary shares outstanding on the grant date, which will vest in full upon the earlier of the first anniversary of the date of grant or the date of the next annual general meeting, subject to the non-employee director’s continued service as a director. All options issued to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our ordinary shares on the date of grant and have a term of ten years.

Limitations of Liability and Indemnification Matters

Each of our directors and executive officers is entitled to indemnification under our Constitution, and we have entered into indemnification agreements with each of our directors and executive officers.

Our Constitution provides that our directors and secretary(ies) may only be indemnified to the extent permitted by the Irish Companies Act 2014 (the “Irish Companies Act”), which limits indemnification of directors and secretaries of Irish companies to circumstances in which the indemnified party receives a favorable judgment in respect of the liability, or where an Irish court determines that the director or the secretary acted honestly and reasonably and ought fairly to be excused. This restriction in the Irish Companies Act does not apply to executives who are not directors or secretaries of ours. Any provision for indemnification by us to a greater extent to our directors or secretaries is void under Irish law, whether contained in our Constitution or any contract between such individual and us.

Our Constitution also contains indemnification and expense advancement provisions for current or former executives who are not directors or secretaries of ours.

Our directors may, on a case-by-case basis, decide at their discretion that it is in our best interests to indemnify an individual director from any liability arising from his or her position as a director. However, this discretion must be exercised in our bona fide best interests as a whole.

Irish companies may obtain directors’ and officers’ liability insurance, as well as other types of insurance, for their directors and officers.

Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Under Irish law, shareholders may not agree to exempt a director or officer from any claim or right of action that the shareholder may have, whether individually or in the right of a company, on account of any action taken or the failure to take any action in the performance of his or her duties to the company.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2023 and discussed them with Company management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

We have received from, and discussed with, PricewaterhouseCoopers LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, such matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), and the SEC. In addition, we have received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence and have discussed with PricewaterhouseCoopers LLP its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Susan Altschuller, Ph.D., MBA, Chair

Francis Cuss, M.B., B.Chir., FRCP

Scott Jackson, MBA

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers, including their ages as of April 1, 2024:

Name	Age	Position
Caroline Loew	53	Chief Executive Officer, President and Director
Adam Cutler	49	Chief Financial Officer
Vicki L. Goodman	54	Chief Medical Officer
Maiken Keson-Brookes	51	Chief Legal Officer

The following is a biographical summary of the experience of our executive officers.

Caroline Loew, Ph.D., is our Chief Executive Officer and President and a director. Please see "Proposal No. 1 - Election of Directors" for biographical information regarding Dr. Loew.

Adam Cutler has served as our chief financial officer since November 2023. Mr. Cutler previously served as the chief financial officer at Q32 Bio Inc. (“Q32”), a privately held biotechnology company, from July 2021 until October 2023. Prior to joining Q32, Mr. Cutler was chief financial officer at Molecular Templates, Inc., a public biopharmaceutical company, from November 2017 until July 2021. From March 2015 until November 2017, Mr. Cutler served as senior vice president, corporate affairs at Arbutus Biopharma Corporation, a publicly traded biopharmaceutical company. From June 2012 to February 2015, Mr. Cutler was a managing director for The Trout Group LLC and Trout Capital LLC, where he executed financings and advised public and private life science companies on investor relations and capital raising strategies. From 2000 to 2012, Mr. Cutler was a biotechnology equity research analyst at Bank of America Securities, JMP Securities, Canaccord Genuity and Credit Suisse. Mr. Cutler previously served on the board of directors of InMed Pharmaceuticals Inc., a public pharmaceutical company, from November 2015 until August 2022 and Navidea Biopharmaceuticals, Inc. a public biopharmaceutical company, from December 2018 until May 2021. Mr. Cutler holds a B.A. degree in economics from Brandeis University.

Vicki L. Goodman, M.D., has served as our chief medical officer since November 2023. Dr. Goodman previously served as executive vice president, product development & medical affairs, and chief medical officer of Exelixis, Inc. (“Exelixis”), a publicly traded biopharmaceutical company, from January 2022 to August 2023. Prior to Exelixis, Dr. Goodman served as vice president, clinical research and therapeutic area head, late stage oncology of Merck & Co., Inc. (“Merck”), from June 2020 to December 2021. From January 2015 to May 2020, Dr. Goodman was a member of the oncology senior leadership team at BMS, most recently as vice president and head, new asset development teams. Dr. Goodman held positions of increasing responsibility at GlaxoSmithKline plc from 2007 to 2015. Prior to entering the biopharmaceutical industry, from 2004 to 2007, she worked as a Medical Officer in the then-Division of Oncology Drug Products, part of the Center for Drug Evaluation and Research at the U.S. Food and Drug Administration. From 2001 to 2004, Dr. Goodman completed a clinical fellowship in hematology and medical oncology at the University of Michigan, Ann Arbor, where she also undertook her internship and residency. Dr. Goodman obtained her M.D. from Albert Einstein College of Medicine and her B.A. in Biochemistry, with Honors, from Rutgers University.

Maiken Keson-Brookes has served as our chief legal officer since November 2023. Prior to the Separation, Ms. Keson-Brookes served in an advisory role with Alkermes from July 2023 through November 2023. Ms. Keson-Brookes previously served as chief legal officer and corporate secretary of Rubius Therapeutics, Inc. (“Rubius”), a publicly traded biopharmaceutical company, from November 2019 to November 2022. Prior to Rubius, Ms. Keson-Brookes served as general counsel of Synlogic, Inc. (“Synlogic”), a publicly traded clinical biotechnology company, from December 2017 to October 2019 and head of legal from August 2017 to November 2017. From December 2016 to July 2017, Ms.

Keson-Brookes was senior vice president and general counsel of uniQure Inc. (“uniQure”), a publicly traded gene therapy company. Ms. Keson-Brookes served in positions of increasing responsibility at FORUM Pharmaceuticals, Inc. (formerly known as EnVivo Pharmaceuticals, Inc.), including as general counsel and secretary from March 2011 to June 2016 and head of legal from July 2010 to March 2011. Ms. Keson-Brookes holds Bachelor of Laws and Master of Laws degrees from King’s College London.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our President and Chief Executive Officer, Caroline Loew, our Chief Financial Officer, Adam Cutler, and our Chief Medical Officer, Vicki Goodman, for the fiscal year ended December 31, 2023. Dr. Loew, Mr. Cutler and Dr. Goodman are collectively referred to in this proxy statement as our named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers during the periods indicated. As discussed in this proxy statement, we became an independent, public company effective November 15, 2023 after completion of the Separation. The information provided below includes compensation earned by our named executive officers from us following the Separation.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All other Compensation ($)(6)	Total ($)
Caroline Loew President and Chief Executive Officer	2023	74,250	180,000	1,050,979	1,168,649	41,651	7,388	2,522,917
Adam Cutler Chief Financial Officer	2023	63,462	—	284,681	395,033	—	—	743,176
Vicki Goodman Chief Medical Officer	2023	73,615	—	263,595	366,139	—	2,231	705,580

(1) The amounts reported represent the amounts paid by us to each named executive officer after the Separation, based on annualized salaries of $585,000, $500,000, and $580,000 for Dr. Loew, Mr. Cutler, and Dr. Goodman, respectively. The amount reported for Dr. Loew does not include salary of $259,644 paid to Dr. Loew by Alkermes prior to the Separation.

(2) The amounts reported represent sign-on bonuses paid by us after the Separation and do not include sign-on bonuses of $100,000, $245,000, and $150,000 paid by Alkermes to Dr. Loew, Mr. Cutler, and Dr. Goodman, respectively, prior to the Separation.

(3) The amounts reported represent the aggregate grant date fair value of share awards granted in 2023, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of share awards in fiscal year 2023 are set forth in Note 6 to our audited consolidated financial statements included in our 2023 Annual Report.

(4) The amounts reported represent the aggregate grant date fair value of stock options awarded in 2023, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of stock options awarded in fiscal year 2023 are set forth in Note 6 to our audited consolidated financial statements included in our 2023 Annual Report.

(5) The amounts reported represent performance-based cash bonuses earned by our named executive officers in the applicable year. See “—Narrative Disclosure to Summary Compensation Table—Annual Bonus” below for a general description of the criteria that our board of directors used to determine the performance-based cash bonuses. The amount reported for Dr. Loew represents the portion of Dr. Loew’s 2023 bonus paid by us and does not include $161,977 paid by Alkermes in accordance with the terms of the employee matters agreement.

(6) The amounts reported represent our match on contributions made by the named executive officers to our 401(k) Plan.

Narrative Disclosure to Summary Compensation Table

We became an independent, public company effective November 15, 2023 after completion of the Separation. Following the Separation, we plan to review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2023 are described below.

Our board of directors, upon the recommendation of our compensation committee, sets base salary and bonus target, and grants bonuses and equity incentive awards to our chief executive officer. Our compensation committee sets base salaries and bonus targets, and grants bonuses and equity incentive awards to our non-CEO executive officers. In setting base salaries and bonus targets and granting equity incentive awards, our board of directors and compensation committee consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and goals, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our company. In granting bonuses, our board of directors and compensation committee consider corporate and individual performance.

As part of our annual compensation process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual equity incentive awards and cash bonuses to the compensation committee. The compensation committee conducts a performance evaluation of our chief executive officer. The compensation committee consults with the board of directors as to the achievement of corporate goals that drive compensation awards for our non-CEO executive officers.

In fiscal 2023, the compensation committee engaged Aon as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and assess our executives’ compensation relative to comparable companies. The compensation committee reviewed information regarding the independence and potential conflicts of interest of Aon, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Aon did not raise any conflict of interest.

Base salary. In 2023, we paid Dr. Loew an annualized base salary of $585,000, Mr. Cutler an annualized base salary of $500,000, and Dr. Goodman an annualized base salary of $580,000. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Annual bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We establish annual bonus targets based on specified corporate goals and individual performance goals and conduct annual performance reviews to assess individual performance. For 2023, the target bonus amount, expressed as a percentage of total salary earned during 2023, for Dr. Loew was 55%. Mr. Cutler and Dr. Goodman were not eligible to receive an annual bonus for 2023 due to commencing employment with us late in 2023. With respect to 2023, our board of directors awarded a bonus of $203,628 to Dr. Loew, of which we paid $41,651 and Alkermes paid $161,977 in accordance with the employee matters agreement (as described below).

Sign-on Bonus: Our board of directors may, in its discretion, award sign-on bonuses to our executive officers in connection with the commencement of their employment. In 2023, we and Alkermes agreed to award sign-on bonuses of $280,000, $245,000 and $250,000 to Dr. Loew, Mr. Cutler and Dr. Goodman, respectively. Dr. Loew’s sign-on bonus was paid in two installments, with the first $100,000 paid by Alkermes within 30 days of Dr. Loew’s start date with Alkermes, which was June 5, 2023 and the second $180,000 paid by us within 30 days of the effective date of the Separation. Mr. Cutler’s sign-on bonus was paid by Alkermes within 30 days of Mr. Cutler’s start date with Alkermes, which was October 30, 2023. Dr. Goodman’s sign-on bonus will be paid in two installments, with the first $150,000 paid by Alkermes within 30 days of Dr. Goodman’s start date with Alkermes, which was November 6, 2023, and the second $100,000 to be paid by us within 30 days of May 1, 2024. Each sign-on bonus is subject to repayment in the event that the named executive officer’s employment with Mural is terminated Mural for cause or by the named executive officer without good reason within a specified period following such person’s commencement of employment or payment of the bonus. For more information, see “Employment Arrangements with Our Named Executive Officers—Employment Agreements.”

Equity incentives. Our board of directors has adopted an Equity Award Grant Policy which is applicable to the grant of equity incentive awards to our executive officers. We believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options or restricted share units (“RSUs”). Our employees and executive officers are eligible to receive stock options and other equity awards pursuant to the 2023 Plan.

We have used stock options and RSUs to compensate our executive officers in the form of initial grants in connection with the commencement of employment. Awards of stock options and RSUs to our executive officers have been made by our board of directors and compensation committee. The stock options and RSUs that we have granted to our executive officers are typically subject to time-based vesting, generally over four years following the vesting commencement date. Upon certain terminations of employment in connection with a change of control, vesting is fully accelerated. Prior to the exercise of a stock option, the holder has no rights as a shareholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

We award stock options with exercise prices that are equal to the fair market value of our ordinary shares on the date of grant.

In December 2023, we granted Dr. Loew an option to purchase 379,690 ordinary shares under the 2023 Plan. This option has an exercise price per share of $5.48 and vests as to 25% of the ordinary shares underlying the option on each of the first four anniversaries of July 5, 2023, subject to continuous service. At the same time, we granted Dr. Loew an RSU for 167,276 ordinary shares under the 2023 Plan. This RSU award vests in equal installments on the first four anniversaries of July 5, 2023, subject to continuous service. These equity awards were granted pursuant to an employee matters agreement we entered into with Alkermes in connection with the Separation which provided for the conversion of certain outstanding Alkermes options and RSUs into Mural options and RSUs. In December 2023, prior to granting Dr. Loew the equity awards described above, we entered into an amendment to the employee matters agreement changing the conversion ratio used to calculate the number of Mural RSUs issuable in exchange for each Alkermes RSU, which had the effect of significantly reducing the amount of RSU awards Dr. Loew received in exchange for her then-existing Alkermes RSUs. Dr. Loew also agreed to forfeit certain option grants that she would have otherwise been entitled to receive from us pursuant to the employee matters agreement. In December 2023, we also granted Dr. Loew an RSU award for 37,171 ordinary shares under the 2023 Plan. This RSU award vests as to 25% of the shares underlying the award on each of the first four anniversaries of December 14, 2023, subject to continuous service.

In December 2023, Mr. Cutler and Dr. Goodman were each granted an option to purchase 146,452 and 135,604 ordinary shares, respectively, under the 2023 Plan. Each of these options is exercisable at a price per share of $3.61 and vests as to 25% of the ordinary shares underlying the option on the first anniversary of October 30, 2023 and November 6, 2023, respectively, and as to the remaining 75% of the ordinary shares underlying the option in 12 equal quarterly installments thereafter, subject to continuous service. At the same time, we also granted RSUs to Mr. Cutler and Dr. Goodman for 78,859 and 73,018 ordinary shares, respectively, under the 2023 Plan. Each of these RSU awards vests as to 25% of the shares underlying the award on each of the first four anniversaries of October 30, 2023 and November 6, 2023, respectively, subject to continuous service.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards				Share Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Share Units That Have Not Vested (#)	Market Value of Shares or Share Units that Have Not Vested ($)(1)
Caroline Loew	—	379,690(2)	5.48	7/4/2033	—	—
President and Chief Executive Officer	—	—	—	—	167,276(3)	990,274
	—	—	—	—	37,171(4)	220,052
Adam Cutler	—	146,452 (5)	3.61	12/13/2033	—	—
Chief Financial Officer	—	—	—	—	78,859 (6)	466,845
Vicki Goodman	—	135,604(7)	3.61	12/13/2033	—	—
Chief Medical Officer	—	—	—	—	73,018(8)	432,267

(1) The market value of our ordinary shares is based on the closing price of our ordinary shares on the Nasdaq Global Market on December 29, 2023.

(2) This option award was granted on December 14, 2023 upon conversion of Alkermes options held by Dr. Loew pursuant to the employee matters agreement and vests as to 25% of the shares underlying the option on each of the first four anniversaries of July 5, 2023, subject to continuous service.

(3) This RSU award was granted on December 14, 2023 upon the conversion of an Alkermes RSU award previously granted to Dr. Loew pursuant to the employee matters agreement, and vests as to 25% of the shares underlying the award on each of the first four anniversaries of July 5, 2023, subject to continuous service.

(4) This RSU award was granted on December 14, 2023 and vests as to 25% of the shares underlying the award on each of the first four anniversaries of December 14, 2023, subject to continuous service.

(5) This option award was granted on December 14, 2023 and vests over four years, with 25% of the shares underlying the option vesting on the first anniversary of October 30, 2023 and the remaining 75% of the shares vesting in equal quarterly installments thereafter, subject to continuous service.

(6) This RSU award was granted on December 14, 2023 and vests as to 25% of the shares underlying the award on each of the first four anniversaries of October 30, 2023, subject to continuous service.

(7) This option award was granted on December 14, 2023 and vests over four years, with 25% of the shares underlying the option vesting on the first anniversary of November 6, 2023 and the remaining 75% of the shares vesting in equal quarterly installments thereafter, subject to continuous service.

(8) This RSU award was granted on December 14, 2023 and vests as to 25% of the shares underlying the award on each of the first four anniversaries of November 6, 2023, subject to continuous service.

Employment Arrangements with Our Named Executive Officers

Employment Agreements

Caroline Loew

In June 2023, Dr. Loew entered into an employment agreement with a subsidiary of Alkermes and, effective as of the completion of the Separation, our subsidiary, Mural Oncology, Inc. (the “Loew Employment Agreement”), pursuant to which, prior to the Separation, Dr. Loew was employed by Alkermes as a strategic advisor to Alkermes and, following the completion of the Separation, Dr. Loew is employed as our president and chief executive officer. The Loew Employment Agreement provides for: (i) an initial annual base salary of $585,000, is subject to annual review by the board of directors, (ii) target annual cash bonus of 55% of Dr. Loew’s base salary, with any annual cash incentive compensation for calendar year 2023 to be prorated based on Dr. Loew’s start date and (iii) a sign-on bonus in the aggregate amount of $280,000, with the first installment of $100,000 paid within 30 days of Dr. Loew’s start date with Alkermes and the second installment of $180,000 paid within 30 days of the completion of the Separation (with any previously paid installment of the sign-on bonus subject to repayment in the event that Dr. Loew voluntarily separates from employment from Alkermes or Mural without “good reason”

(as defined in the Loew Employment Agreement) or Dr. Loew’s employment is terminated for “cause” (as defined in the Loew Employment Agreement) by Alkermes or Mural within six months following the date such installment of the sign-on bonus is paid).

The Loew Employment Agreement also provided for an initial equity award consisting of an option to purchase Alkermes ordinary shares and RSUs with respect to Alkermes ordinary shares with an aggregate grant date fair value equal to 2.0% of the estimated overall value of Mural as of the effective date of the Separation. Following the Separation, these awards were converted into equity awards for Mural ordinary shares, on substantially the same terms, except that following the Separation, Dr. Loew agreed to forfeit certain of the options to purchase Alkermes ordinary shares that were to be converted into options to purchase ordinary shares of Mural. The Loew Employment Agreement also provides that, following the Separation, Mural will grant Dr. Loew equity awards consisting of an option to purchase Mural ordinary shares and RSUs with respect to Mural ordinary shares such that Dr. Loew holds equity awards, consisting of 65% option awards and 35% RSU awards, covering Mural ordinary shares equal to 3.5% of the aggregate outstanding equity of Mural.

Adam Cutler

In October 2023, a subsidiary of Alkermes entered into an offer letter with Mr. Cutler (the “Cutler Alkermes Offer Letter”), pursuant to which Mr. Cutler served as strategic financial advisor to Dr. Loew, the Mural chief executive officer designate. The Cutler Alkermes Offer Letter provided for: (i) an initial annual base salary of $500,000, (ii) initial target annual cash incentive compensation of 40% of Mr. Cutler’s base salary and (iii) a sign-on bonus of $245,000, to be paid within 30 days of Mr. Cutler’s start date with Alkermes, $180,000 of which is subject to repayment in the event that Mr. Cutler voluntarily separated from employment with Alkermes or Mural or Mr. Cutler’s employment is terminated for cause by Alkermes or Mural, in either case within 12 months following Mr. Cutler’s start date with Alkermes.

In November 2023, our subsidiary, Mural Oncology, Inc., entered into an employment agreement with Mr. Cutler (the “Cutler Employment Agreement”), pursuant to which Mr. Cutler is employed as our chief financial officer, at which time the Cutler Alkermes Offer Letter was terminated. The Cutler Employment Agreement provides for: (i) an initial annual base salary of $500,000, subject to annual review by the board of directors or the compensation committee, and (ii) initial target annual cash incentive compensation of 40% of Mr. Cutler’s base salary. The Cutler Employment Agreement also provides that, following the Separation, we would grant Mr. Cutler Mural equity awards consisting of an option to purchase our ordinary shares and RSUs with respect to our ordinary shares such that Mr. Cutler holds equity awards covering our ordinary shares equal to 1.35% of our aggregate outstanding equity.

Vicki Goodman

In October 2023, a subsidiary of Alkermes entered into an offer letter with Dr. Goodman (the “Goodman Alkermes Offer Letter”), pursuant to which Dr. Goodman served as strategic medical advisor to Dr. Loew, the Mural chief executive officer designate. The Goodman Alkermes Offer Letter provided for: (i) an initial annual base salary of $580,000, (ii) initial target annual cash incentive compensation of 40% of Dr. Goodman’s base salary and (iii) sign-on bonuses in an aggregate amount of $250,000, with $150,000 to be paid by Alkermes within 30 days of Dr. Goodman’s start date with Alkermes and $100,000 to be paid by us within 30 days of May 1, 2024, with the net amount of such sign-on bonuses subject to repayment in the event that Dr. Goodman voluntarily separates from employment with Alkermes or Mural or Dr. Goodman’s employment is terminated for cause by Alkermes or Mural, in either case within 12 months following Dr. Goodman’s start date with Alkermes.

In November 2023, our subsidiary, Mural Oncology, Inc., entered into an employment agreement with Dr. Goodman (the “Goodman Employment Agreement”), pursuant to which Dr. Goodman is employed by Mural as our chief medical officer, at which time the Goodman Alkermes Offer Letter was terminated. The Goodman Employment Agreement provides for: (i) an initial annual base salary of $580,000, subject to annual review by the board of directors or compensation committee, and (ii) initial target annual cash incentive compensation of 40% of Dr. Goodman’s base salary. The Goodman Employment Agreement also provides that, following the Separation, we would grant Dr. Goodman Mural equity awards such that

Dr. Goodman holds equity awards consisting of an option to purchase our ordinary shares and RSUs with respect to our ordinary shares covering our ordinary shares equal to 1.25% of our aggregate outstanding equity.

Severance Upon Termination of Employment; Change in Control

Pursuant to the Loew Employment Agreement, in the event that Dr. Loew’s employment is terminated by Mural without cause or Dr. Loew terminates her employment for good reason, and such termination occurs outside the CEO Change in Control Period (as defined below), Dr. Loew will be entitled to the following severance payments and benefits, subject to her execution and the effectiveness of a general release of claims in favor of Mural (a “Release”): (i) an amount equal to the sum of (A) 15 months of Dr. Loew’s then-current base salary plus (B) 1.25 times the higher of Dr. Loew’s target bonus for the fiscal year in which the termination occurs or the Loew Prior Year’s Bonus, (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Loew had she remained employed with us until the earliest of (A) 15 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) an amount equal to Dr. Loew’s target bonus in effect for the year in which the termination occurs, pro-rated for the number of days Dr. Loew is employed in the year of termination, (iv) if not paid prior to the termination date, the second installment of the sign-on bonus, and (v) Dr. Loew shall not be required to repay any portion of the sign-on bonus paid to her.

In the event that Dr. Loew’s employment is terminated by Mural without cause or if Dr. Loew resigns for good reason, in each case within the 24 months following a “change in control” (as defined in the Loew Employment Agreement) (the “CEO Change in Control Period”), Dr. Loew will be entitled to the following severance payments and benefits, (i) a lump-sum payment equal to the sum of (A) two times Dr. Loew’s then-current annual base salary and (B) two times the higher of her target bonus for the year in which the termination occurs or the Prior Year’s Bonus, (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Loew had she remained employed with us until the earliest of (A) 18 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) all outstanding Mural equity-based awards held by Dr. Loew shall immediately vest and become fully exercisable or nonforfeitable as of the date of termination, (iv) if not yet paid prior to the date of termination, Mural shall pay the second installment of the Mural sign-on bonus and (v) Dr. Loew shall not be required to repay any portion of the sign-on bonus. If the payments or benefits payable to Dr. Loew in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Loew.

Pursuant to the Cutler Employment Agreement, in the event that Mr. Cutler’s employment is terminated by Mural without “cause” (as defined in the Cutler Employment Agreement) or Mr. Cutler terminates his employment for “good reason” (as defined in the Cutler Employment Agreement”), and such termination occurs outside the Change in Control Period (as defined below), Mr. Cutler will be entitled to the following severance payments and benefits, subject to his execution and the effectiveness of a Release: (i) an amount equal to the sum of (A) Mr. Cutler’s then-current base salary plus (B) Mr. Cutler’s target bonus for the fiscal year in which the termination occurs, (ii) subject to Mr. Cutler’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. Cutler had he remained employed with Mural until the earliest of (A) 12 months following termination, (B) Mr. Cutler’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Cutler’s COBRA health continuation period and (iii) the actual amount of the annual bonus earned by Mr. Cutler with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of termination (the “Cutler Prior Year’s Bonus”).

In the event that Mr. Cutler’s employment is terminated by Mural without cause or if Mr. Cutler resigns for good reason, in each case within the 12 months following a “change in control” (as defined in the Cutler Employment Agreement) (the “Change in Control Period”), Mr. Cutler will be entitled to the following severance payments and benefits, subject to his execution and the effectiveness of a Release, (i) a lump-sum payment equal to the sum of (A) 1.5 times Mr. Cutler’s then-current annual base salary and (B) 1.5 times his target bonus for the year in which the termination occurs, (ii) subject to Mr. Cutler’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. Cutler had he remained employed with Mural until the earliest of (A) 18 months following termination, (B) Mr. Cutler’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Cutler’s COBRA health continuation period, (iii) the Cutler Prior Year’s Bonus, (iv) an amount equal to Mr. Cutler’s target bonus for the fiscal year in which the termination occurs, pro-rated for the number of days Mr. Cutler is employed in the year of termination, and (v) all outstanding Mural equity-based awards held by Mr. Cutler shall immediately vest and become fully exercisable or nonforfeitable as of the later of the date of termination or the effective date of the Release. If the payments or benefits payable to Mr. Cutler in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Cutler.

Pursuant to the Goodman Employment Agreement, in the event that Dr. Goodman’s employment is terminated by Mural without “cause” (as defined in the Goodman Employment Agreement) or Dr. Goodman terminates her employment for “good reason” (as defined in the Goodman Employment Agreement), and such termination occurs outside the Change in Control Period, Dr. Goodman will be entitled to the following severance payments and benefits, subject to her execution of a Release: (i) an amount equal to the sum of (A) Dr. Goodman’s then-current base salary plus (B) Dr. Goodman’s target bonus for the fiscal year in which the termination occurs, (ii) subject to Dr. Goodman’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Goodman had she remained employed with Mural until the earliest of (A) 12 months following termination, (B) Dr. Goodman’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Goodman’s COBRA health continuation period and (iii) the actual amount of the annual bonus earned by Dr. Goodman with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of termination (the “Goodman Prior Year’s Bonus”).

In the event that Dr. Goodman’s employment is terminated by Mural without cause or if Dr. Goodman resigns for good reason, in each case within the Change in Control Period, Dr. Goodman will be entitled to the following severance payments and benefits, subject to her execution and the effectiveness of the Release, (i) a lump-sum payment equal to the sum of (A) 1.5 times Dr. Goodman’s then-current annual base salary and (B) 1.5 times her target bonus for the year in which the termination occurs, (ii) subject to Dr. Goodman’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that Mural would have paid to provide health insurance to Dr. Goodman had she remained employed with Mural until the earliest of (A) 18 months following termination, (B) Dr. Goodman’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Goodman’s COBRA health continuation period, (iii) the Goodman Prior Year’s Bonus, (iv) an amount equal to Dr. Goodman’s target bonus for the fiscal year in which the termination occurs, pro-rated for the number of days Dr. Goodman is employed in the year of termination, and (v) all outstanding Mural equity-based awards held by Dr. Goodman shall immediately vest and become fully exercisable or nonforfeitable as of the later of the date of termination or the effective date of the Release. If the payments or benefits payable to Dr. Goodman in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Goodman.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and any qualified nonelective contributions made by us. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had two equity compensation plans, the 2023 Plan and the 2023 Employee Stock Purchase Plan (the “2023 ESPP”), which were approved by Alkermes as our sole shareholder prior to the Separation.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	4,478,227	(2)	$$4.53	621,733	(3)(4)
Equity compensation plans not approved by security holders	—		$—	—	(5)
Total	4,478,227		$$4.53	621,733

(1) Represents the weighted average exercise price of stock options to purchase 3,348,715 ordinary shares that were outstanding as of December 31, 2023, but does not include outstanding RSUs as such awards do not have an exercise price.

(2) Consists of (i) 3,348,715 ordinary shares issuable upon exercise of outstanding stock options under the 2023 Plan and (ii) 1,129,512 ordinary shares issuable upon the settlement of outstanding RSUs under the 2023 Plan.

(3) As of December 31, 2023, 521,733 shares were available for future issuance under the 2023 Plan, which became effective on October 30, 2023. The number of ordinary shares reserved for issuance under the 2023 Plan increases annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2025, by an amount equal to the lowest of (i) 5% of the number of ordinary shares outstanding on the first day of such fiscal year and (ii) an amount determined by our board of directors.

(4) As of December 31, 2023, 100,000 ordinary shares were reserved for future issuance under the 2023 ESPP, which became effective on October 30, 2023. The number of ordinary shares reserved for issuance under the 2023 ESPP increases annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2025, by an amount equal to the lowest of (i) 1% of the number of ordinary shares outstanding on the first day of such fiscal year and (ii) an amount determined by our board of directors. No shares have been issued under the 2023 ESPP.

(5) Does not reflect 300,000 shares issuable under our 2024 Inducement Stock Option and Incentive Plan, which was adopted and approved by our board of directors on January 12, 2024.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2023, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.

Relationship with Alkermes

Following the Separation, Mural and Alkermes have operated separately, each as an independent public company. In connection with the Separation, Mural and Alkermes, or their respective subsidiaries, entered into certain agreements to effectuate the Separation and govern the relationship between Mural and Alkermes after the Separation.

The following is a summary of the terms of the material agreements that Mural entered into with Alkermes prior to or concurrently with the completion of the Separation. These summaries set forth the terms of the agreements that we believe are material to Mural and are qualified in their entirety by reference to the full text of such agreements.

Separation Agreement

We entered into a separation agreement with Alkermes prior to the Separation. The separation agreement sets forth our agreements with Alkermes regarding the principal actions to be taken in connection with the Separation, including the distribution of our ordinary shares to Alkermes shareholders. The separation agreement identifies assets to be transferred, liabilities to be assumed and contracts to be assigned to each of Mural and Alkermes as part of the Separation, and it provides for when and how these transfers, assumptions and assignments will occur.

Transfer of Assets and Assumption of Liabilities. The separation agreement identifies assets to be transferred, liabilities to be assumed and contracts to be assigned to each of Alkermes and us as part of an internal reorganization, and describes when and how these transfers, assumptions and assignments will occur, though certain of the transfers, assumptions and assignments already occurred prior to the parties’ entering into the separation agreement. The separation agreement provides for those transfers of assets and assumptions of liabilities that are necessary in connection with the Separation so that we and Alkermes receive or retain the assets necessary to operate our respective businesses and retain or assume the liabilities allocated in accordance with the Separation. The separation agreement also provides for the settlement or extinguishment of certain liabilities and other obligations between us and Alkermes.

Except as otherwise set forth in the separation agreement or any ancillary agreement, each party to the separation agreement assumed the liability for, and control of, all pending, threatened and future legal matters related to its own business or its assumed or retained liabilities. The allocation of liabilities with respect to taxes, except for payroll taxes and reporting and other tax matters expressly covered by the employee matters agreement, are solely covered by the tax matters agreement (as described below).

Further Assurances. Each party agreed to use commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the separation agreement and other transaction agreements.

Employee Non-Solicit and Non-Hire. Each of Alkermes and Mural is subject to mutual six-month employee non-solicitation and non-hire obligations, subject to customary exceptions.

The Distribution. The separation agreement governs the rights and obligations of the parties with respect to the distribution and certain actions that were to occur prior to the distribution. On the distribution date, Mural issued its ordinary shares to Alkermes shareholders on a pro rata basis, with each Alkermes shareholder receiving one ordinary share of Mural for every ten ordinary shares of Alkermes held of record as of close of business on November 6, 2023, the record date for the distribution. Alkermes shareholders received cash in lieu of any fractional ordinary shares. Alkermes had the sole and absolute discretion to determine (and change) the terms of, and whether to proceed with, the distribution and, to the extent it determined to so proceed, to determine the record date for the distribution, the distribution date and the distribution ratio.

Intellectual Property License. Under the terms of the separation agreement, Alkermes granted Mural a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property controlled by Alkermes as of the distribution date to allow Mural to use such intellectual property for the oncology business, and Mural granted Alkermes a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to Mural as part of the Separation for use outside of the oncology business.

Indemnification. The separation agreement provides for releases, with respect to pre-distribution claims, and cross-indemnities, with respect to post-distribution claims, that, except as otherwise provided in the separation agreement, are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the separation agreement with us and financial responsibility for the obligations and liabilities allocated to Alkermes under the separation agreement with Alkermes. The separation agreement also specifies procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes will be governed by the tax matters agreement described below.

Term/Termination. Prior to the Separation, Alkermes had the unilateral right to terminate, modify or amend the terms of the separation agreement and amend, modify or abandon the distribution. After the effective time of the Separation, the term of the separation agreement is indefinite and it may only be terminated with the prior written consent of both Alkermes and Mural.

Other Matters Governed by the Separation Agreement. Other matters governed by the separation agreement include, without limitation, access to financial and other information, insurance, confidentiality and access to, and provision of, records.

Transition Services Agreements

Alkermes Transitional Services. Mural and Alkermes entered into a transition services agreement in connection with the Separation pursuant to which Alkermes and its affiliates are providing, on an interim, transitional basis, various services to Mural and its subsidiaries. Historically, Alkermes has provided our business with significant corporate and shared services and resources related to corporate functions such as finance, human resources, internal audit, research and development, financial reporting, and information technology, which we refer to collectively as the “Alkermes Services.” This transition services agreement became operative as of the completion of the Separation and each of the Alkermes Services will continue for a term of two years, unless earlier terminated according to the terms of the transition services agreement. We pay Alkermes fees for the Alkermes Services, which are mutually agreed upon by us and Alkermes as provided under the transition services agreement, which fees are based on Alkermes’ cost of providing the Alkermes Services.

Mural Transitional Services. We also entered into a second transition services agreement whereby we will provide certain services to Alkermes, which we refer to collectively as the “Mural Services.” This second transition services agreement became operative as of the completion of the Separation and the Mural Services will continue for a term of two years, unless earlier terminated according to the terms of the transition services agreement. Alkermes pays us fees for the Mural Services, which are mutually agreed upon by us and Alkermes as provided under this transition services agreement, which fees are based on our cost of providing the Mural Services.

Tax Matters Agreement

We entered into a tax matters agreement with Alkermes in connection with the Separation that governs Alkermes’ and Mural’s respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect of tax matters.

In addition, the tax matters agreement imposes certain restrictions on us and our subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the distribution, together with certain related transactions. The tax matters agreement provides special rules that allocate tax liabilities in the event the distribution, together with certain related transactions, is not tax-free. In general, under the terms of the tax matters agreement, if the distribution, together with certain related transactions, were to fail to qualify as a transaction that is tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and if and to the extent that such failure results from certain actions, omissions or failures to act by Alkermes, including a prohibited change of control in Alkermes under Section 355(e) of the Code or an acquisition of Alkermes shares or assets, then Alkermes will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from certain actions, omissions or failures to act by us, including a prohibited change of control in Mural under Section 355(e) of the Code or an acquisition of our shares or assets, then we will indemnify Alkermes for any resulting taxes, interest, penalties and other costs. If such failure does not result from a prohibited change of control in Alkermes or Mural under Section 355(e) of the Code and both we and Alkermes are responsible for such failure, liability will be shared according to relative fault. If neither we nor Alkermes is responsible for such failure, Alkermes will bear any resulting taxes, interest, penalties and other costs.

Employee Matters Agreement

We entered into an employee matters agreement with Alkermes in connection with the Separation, which was amended on December 14, 2023. The employee matters agreement, as amended, governs Alkermes’, our and the parties’ respective subsidiaries’ and affiliates’ rights, responsibilities and obligations after the Separation with respect to the following matters:

•
employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with Alkermes, including those who became employees of Mural following the Separation;
•
the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; and
•
other human resources, employment and employee benefits matters.

Indemnification Agreements with Officers and Directors

Our Constitution provides that we will indemnify our directors and officers to the fullest extent permitted by the Irish Companies Act. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements require us to, among other things, indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers that set forth the terms and conditions of each officer’s employment, including certain severance benefits. For more information regarding these arrangements with our named executive officers, see the section entitled “Executive Compensation—Employment Arrangements with Our Named Executive Officers.”

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a related party transactions policy that governs the review and approval of related party transactions. Pursuant to this policy, if we want to enter into a transaction with any director, executive officer, holder of 5% or more of any class of our voting securities, or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates (a “Related Person”), in which the amount involved is equal to or greater than $120,000 (a “Related Person Transaction”), our audit committee will review the proposed Related Person Transaction to determine, based on applicable rules of the Nasdaq Global Market and the SEC, whether such transaction requires pre-approval by our audit committee or our board of directors. If pre-approval is required, the proposed Related Person Transaction will be reviewed at the next regular or special meeting of our audit committee or our board of directors, as applicable.

In reviewing any proposed Related Person Transaction, the audit committee will take into account, among other factors that it deems appropriate, whether the Related Person Transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances, whether the Related Person Transaction is otherwise consistent with our interests and those of our shareholders, and the extent of the Related Person’s interest in the Related Person Transaction. In connection with its review of any Related Person Transaction, we shall provide the audit with all material information regarding such Related Person Transaction, the interest of the Related Person and any potential disclosure obligations of ours in connection with such proposed Related Person Transaction. If the audit committee is not made aware of a Related Person Transaction for which review is required hereunder, upon becoming aware thereof, the Committee shall promptly review the terms of transaction and may approve and ratify it based on the factors set forth above.

We may not enter into a Related Party Transaction unless our audit committee has specifically confirmed that either no further reviews are necessary or that all requisite corporate reviews have been obtained.

Each of the agreements between us and our subsidiaries, and Alkermes and its subsidiaries, that were entered into prior to or concurrently with the completion of the Separation, and any transactions contemplated thereby, were deemed to be pre-approved in accordance with the policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of April 1, 2024 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our executive officers and directors as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our ordinary shares.

The percentage of shares beneficially owned is based on a total of 16,922,550 ordinary shares outstanding as of April 1, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our ordinary shares. Ordinary shares that an individual has a right to acquire within 60 days after April 1, 2024 are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the ordinary shares beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner is c/o Mural Oncology plc, 852 Winter Street, Waltham, MA 02451.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Shareholders
Armistice Capital, LLC (1)	1,658,000	9.8%
Westfield Capital Management Company, LP (2)	1,548,418	9.2%
The Vanguard Group (3)	1,524,017	9.0%
BlackRock, Inc. (4)	1,173,007	6.9%
Blackwell Partners LLC – Series A (5)	1,003,763	5.9%
Named Executive Officers and Directors
Caroline Loew	—	—
Adam Cutler	—	—
Vicki Goodman	—	—
Susan Altschuller (6)	2,504	*
Francis Cuss (7)	2,504	*
Benjamin Hickey (8)	2,504	*
Scott Jackson (9)	2,504	*
All executive officers and directors as a group (8 persons) (10)	10,016	*

* Less than 1%.

(1) Based solely on a Schedule 13G filed by Armistice Capital, LLC and Stephen Boyd with the SEC on February 14, 2024. Consists of 1,658,000 ordinary shares held by Armistice Capital, LLC (“Armistice Capital”) and Mr. Boyd. Armistice Capital and Mr. Boyd each have shared voting and dispositive power with respect to 1,658,000 ordinary shares. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the issuer held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of each of Armistice Capital and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, New York 10022.

(2) Based solely on a Schedule 13G/A filed by Westfield Capital Management Company, LP (“Westfield Capital Management”) with the SEC on April 4, 2024. Consists of 1,548,418 ordinary shares held by Westfield Capital Management. Westfield Capital Management has sole voting power with respect to 1,278,304 ordinary shares and sole dispositive power with respect to 1,548,418 ordinary shares. The ordinary shares beneficially owned by Westfield Capital Management are owned of record by clients of Westfield Capital Management in its capacity as investment adviser. Westfield Capital Management’s clients have the right to receive, or the power to direct the receipt of, dividends or proceeds from the sale of the ordinary shares. The address for Westfield Capital Management is 1 Financial Center, Boston, Massachusetts 02111.

(3) Based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. Consists of 1,524,017 ordinary shares beneficially owned by The Vanguard Group. The Vanguard Group has shared voting power with respect to 30,494 ordinary shares, sole dispositive power with respect to 1,476,811 ordinary shares and shared dispositive power with respect to 47,206 ordinary shares. The Vanguard Group’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities beneficially owned by The Vanguard Group. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4) Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 2, 2024. Consists of 1,173,007 ordinary shares held by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 1,150,349 ordinary shares and sole dispositive power with respect to 1,173,007 ordinary shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the ordinary shares beneficially owned by BlackRock, Inc. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5) Based solely on a Notice Pursuant to Part 17 of the Companies Act 2014 sent by Blackwell Partners LLC – Series A to us on February 20, 2024. Consists of 1,003,763 ordinary shares held by Blackwell Partners LLC – Series A. The address of Blackwell Partners LLC – Series A is 280 S. Mangum Street, Suite 210, Durham, NC 27701.

(6) Consists of 2,504 ordinary shares underlying options exercisable within 60 days of April 1, 2024.

(7) Consists of 2,504 ordinary shares underlying options exercisable within 60 days of April 1, 2024.

(8) Consists of 2,504 ordinary shares underlying options exercisable within 60 days of April 1, 2024.

(9) Consists of 2,504 ordinary shares underlying options exercisable within 60 days of April 1, 2024.

(10) Consists of 10,016 ordinary shares underlying options exercisable within 60 days of April 1, 2024.

SHAREHOLDER PROPOSALS FOR OUR 2025 ANNUAL GENERAL MEETING

Shareholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2025 annual general meeting pursuant to Rule 14a-8 promulgated under the Exchange Act, shareholder proposals must be received by us no later than December 13, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy statement, unless the date of the 2025 annual general meeting is changed by more than 30 days from the anniversary of the AGM, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Shareholder Proposals Not Included in Proxy Statement

In addition, our Constitution establishes an advance notice procedure for nominations for election to our board of directors for action at an annual general meeting other than those to be included in our proxy statement. The required notice must be delivered by the shareholder and received by our Company Secretary at our registered office, or at such other address as our Company Secretary may designate, and must otherwise meet the requirements set forth in our Constitution, including the requirements of Rule 14a-19 under the Exchange Act if the shareholder intends to comply with the SEC's universal proxy rules and to solicit proxies in support of director nominees other than the company's nominees. We must receive such director nomination proposals of shareholders intended to be presented at the 2025 annual general meeting but not included in the proxy statement by December 13, 2024, but not before October 14, 2024, which is not less than 120 days nor more than 180 days prior to the anniversary of the date of mailing of this proxy statement. However, if the date of the annual general meeting is changed by more than 30 days from the anniversary date of the prior year’s annual general meeting, notice must be received no earlier than the 180th day prior to such annual general meeting and no later than the later of the 120th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such annual general meeting was first made. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual general meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our Constitution which also specifies requirements as to the form and content of a shareholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Mural Oncology plc, Attention: Company Secretary, 852 Winter Street, Waltham, Massachusetts 02451.

HOUSEHOLDING OF AGM MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. We will promptly deliver to you a separate copy of the notice and, if applicable, the proxy materials and our 2023 Annual Report, if you write or call us at Mural Oncology plc, 852 Winter Street, Waltham, Massachusetts 02451, Attention: Mural Investor Relations, email: ir@muraloncology.com, telephone: 781-614-0100. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the AGM other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

MURAL ONCOLOGY MURAL ONCOLOGY PLC TEN EARLSFORT TERRACE DUBLIN 2, D02 T380 IRELAND SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 29, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Mural Oncology plc's registered address). In order to ensure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 11:59 pm Eastern Daylight Time on May 29, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MURAL ONCOLOGY PLC V40302-P07950 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following proposals: 1. Election of directors to serve until the Company's 2025 Annual General Meeting Nominees: For Against Abstain 1a. Scott Jackson, MBA O 0 0 1b. Francis Cuss, M.B., B.Chir., FRCP 0 0 1c. Susan Altschuller, Ph.D., MBA 0 0 1d. Benjamin Hickey, MBA O 0 1e. Caroline Loew, Ph.D. 0 0 0 2. Ratification, in a non-binding advisory vote, of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2024 and authorization, in a binding vote, of the board of directors, acting through the audit committee, to set the independent auditor's remuneration Note: To consider and act on such business that may properly come before the Annual General Meeting or any adjournment or postponement thereof. Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not prohibit a shareholder from attending and voting at the meeting in person. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain 0 0 0

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice of Annual General Meeting, Proxy Statement and Form 10-K are available at www.proxyvote.com. V40303-P07950 MURAL ONCOLOGY PLC Annual General Meeting of Shareholders May 30, 2024 2:00 p.m. IST This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Caroline Loew and Maiken Keson-Brookes, or either of them (the "Proxies"), as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to attend, speak and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of MURAL ONCOLOGY PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 2:00 p.m. IST, on May 30, 2024, at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof. If you wish to appoint as proxy any other person or persons, please contact the Company Secretary. In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Irish law, you instruct the Proxies, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors' recommendations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side